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                            Eaton Corporation
                     1993 Annual Report on Form 10-K
                                Item 14(c)
                                Exhibit 23
                     Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated February 1, 1994, with respect to the consolidated financial statements and schedules of Eaton Corporation included in this Form 10-K for the year ended December 31, 1993:

Registration
  number              Description                            Filing date
- ------------ ------------------------------------            -------------
33-49393,    Eaton Corporation Stock Option Plans            March 9, 1993
33-12842,     - Form S-8 Registration Statement
2-76349 and
2-58718

33-49777     Eaton Corporation Share Purchase and
              Investment Plan - Form S-8 Registration        July 15, 1993
              Statement

33-49779     Eaton Limited U.K. Savings-Related Share
              Option Scheme (1191) - Form S-8                July 16, 1993
              Registration Statement

33-48851     Eaton Corporation $200,000,000 of Debt
              Securities, Debt Warrants and Preferred        July 30, 1992
              Shares - Form S-3 Registration Statement

33-15582     Eaton Limited U.K. Savings-Related Share
              Option Scheme - Form S-8 Registration          July 7, 1987
              Statement

33-2688      Eaton Corporation Shareholder Dividend
              Reinvestment Plan (Including Post Effective    Jan. 15, 1986
              Amendment No. 1 filed February 19, 1986)


2-77090      Eaton Corporation Strategic Incentive and
              Option Plan - Form S-8 Registration            May 10, 1982
              Statement

33-52333     Eaton Corporation $600,000,000 of Debt
              Securities, Debt Warrants, Common Shares       Feb. 18, 1994
              and Preferred Shares - Form S-3 Registration
              Statement


                                                       Ernst & Young


Cleveland, Ohio
March 28, 1994